SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.       )

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CAPITAL PROPERTIES, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Capital Properties, Inc.
100 Dexter Road
East Providence, Rhode Island 02914
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
April 25, 2006
PLEASE TAKE NOTICE that the 2006 annual meeting of shareholders of Capital Properties, Inc. (the Company) will be held at the offices of Hinckley, Allen and Snyder LLP, 1500 Fleet Center in Providence, Rhode Island, on Tuesday, April 25, 2006 at 2:00 o’clock P.M., local time, for the following purposes:
(1)	To elect five directors to serve for a term of one year until their successors are duly elected and qualified;

(2)	To ratify the appointment of Lefkowitz, Garfinkel, Champi & DeRienzo P.C. as independent auditors of the accounts of the Company for 2006; and

(3)	To transact such other business, if any, as may properly come before the meeting or any adjournment or adjournments thereof.
Holders of record of the common stock on the books of the Company as of the close of business on March 1, 2006 will be entitled to vote.

By Order of the Board of Directors STEPHEN J. CARLOTTI Secretary

East Providence, Rhode Island
March 17, 2006
Kindly fill in, date and sign the enclosed proxy and promptly return it in the enclosed addressed envelope, which requires no postage if mailed in the United States. If you are personally present at the meeting, the proxy will not be used without your consent.

SOLICITATION AND REVOCATION OF PROXIES
VOTING AT MEETING
ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
TRANSACTIONS WITH MANAGEMENT
AUDIT COMMITTEE REPORT
INDEPENDENT PUBLIC ACCOUNTANTS
FINANCIAL STATEMENTS
PROPOSALS FOR 2007 ANNUAL MEETING
OTHER MATTERS

Capital Properties, Inc.
PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
April 25, 2006
SOLICITATION AND REVOCATION OF PROXIES
The accompanying proxy is solicited by the Board of Directors of Capital Properties, Inc. (the Company), in connection with the annual meeting of shareholders to be held April 25, 2006. The Company will bear the cost of such solicitation. It is expected that the solicitation of proxies will be primarily by mail. Proxies may also be solicited personally by regular employees of the Company at nominal cost. The Company may reimburse brokerage houses and other custodians, nominees and fiduciaries holding stock for others in their names, or in those of their nominees, for their reasonable out-of-pocket expenses in sending proxy materials to their principals or beneficial owners and obtaining their proxies. Any shareholder giving a proxy has the power to revoke it at any time prior to its exercise, but the revocation of a proxy will not be effective until notice thereof has been given to the Secretary of the Company. Notice of revocation may be delivered in writing to the Secretary prior to the meeting or may be transmitted orally to the Secretary at the meeting. Every properly signed proxy will be voted in accordance with the specifications made thereon.
This proxy statement and the accompanying proxy are expected to be first sent to shareholders on or about March 17, 2006.
VOTING AT MEETING
Only shareholders of record at the close of business on March 1, 2006, will be entitled to vote at the meeting. Under the Company’s articles of incorporation, as amended, each shareholder has one vote for every share of common stock owned. On the record date, there were 3,299,956 shares of Class A Common Stock outstanding. There were no other outstanding securities of the Company entitled to vote.
The directors will be elected in each case by vote of the holders of a majority of the shares present or represented at the meeting.
Shares represented by proxies which are marked “withhold authority” with respect to the election of any particular nominee for director, “abstain” with respect to the approval of independent auditors, or to deny discretionary authority on any other matters will be counted as shares present and entitled to vote, and accordingly any such marking of a proxy will have the same effect as a vote against the proposal to which it relates. Brokers who hold shares in street name may lack authority to vote such shares on certain items, absent specific instructions from their customers. Shares subject to such “broker non-votes” will not be treated as shares entitled to vote on the matters to which they relate and therefore will be treated as not present at the meeting for those purposes, but otherwise will have no effect on the outcome of the voting on such matters. It is not presently anticipated that any matter which might be the subject of a “broker non-vote” will come before the annual meeting.

ELECTION OF DIRECTORS
At the annual meeting, five directors are to be elected to hold office until the next annual meeting and until their respective successors are elected and qualified. The proxies named in the accompanying proxy, who have been designated by the Board of Directors, intend to vote, unless otherwise instructed, for the election to the Board of Directors of the persons named below, all of whom are now directors of the Company. Certain information concerning such nominees is set forth below:

	Principal Occupation	Director
Name and Age	During Past Five Years	Since

Ronald P. Chrzanowski (63)	President of the Company, 1998 to present	1998

Robert H. Eder (73)	Chairman of the Company, 1995 to present; Chairman, Providence and Worcester Railroad Company, 1988 to present	1995

Alfred J. Corso (69)	Consultant, 2001 to present; Controller and Principal Accounting Officer, Brown and Sharpe Manufacturing Company, 1995 to 2001	2005

Roy J. Nirschel (53)	President, Roger Williams University, 2001 to present	2005

Harris N. Rosen (73)	Interim Executive Vice President, Jewish Federation of Rhode Island, January 2006 to present; Consultant and Mediator, 2001 to present	2001
Mr. Eder is also a director of Providence and Worcester Railroad Company.
The Board of Directors has determined that all of the nominees standing for election at the 2006 annual meeting, other than Ronald P. Chrzanowski and Robert H. Eder, are independent of the Company in that such nominees have no material relationship with the Company either directly, or as a partner, shareholder or affiliate of an organization that has a relationship with the Company. The board has made this determination based on the following:
•	Other than Messrs. Eder and Chrzanowski, no nominee for director is an officer or employee of the Company or its subsidiaries or affiliates;

•	No nominee for director has an immediate family member who is an officer of the Company or its subsidiaries or has any current or past material relationship with the Company;

•	No nominee for director, other than Messrs. Eder and Chrzanowski, has worked for, consulted with, been retained by, or received anything of substantial value from the Company aside from his compensation as a director;

•	No nominee for director is, or was within the past three years, employed by the independent auditors for the Company;

•	No executive officer of the Company serves on the compensation committee or the Board of Directors of any corporation that employs a nominee for director or a member of the immediate family of any nominee for director;

•	No nominee for director is an executive officer of any entity which the Company’s annual sales to or purchases from exceeded one percent of either entity’s annual revenues for the last fiscal year; and

•	No nominee for director serves as a director, trustee, executive officer or similar position of a charitable or non-profit organization to which the Company or its subsidiaries made charitable contributions or payments in fiscal year 2005 in excess of five percent of the organization’s consolidated gross revenues, or $200,000, whichever is more, at any time during the past three years.
Communications with the Board of Directors
The Board of Directors has established a process for shareholders to communicate with members of the board. If you have any concern, question or complaint regarding our compliance with any policy or law, or would otherwise like to contact the Board of Directors, you may reach the Company’s Board of Directors by writing directly to those individuals c/o Capital Properties, Inc., 100 Dexter Road, East Providence, Rhode Island 02914.
All inquiries received shall not be screened by the Company and will be forwarded directly to the director to which such inquiry is addressed, unless it is believed that a particular inquiry may pose a security risk. The Board of Directors sits as a committee of the whole to address any inquiries made by shareholders.
Committees of the Board of Directors
The Board of Directors has an Audit Committee and a Compensation Committee, both currently comprised of Messrs. Corso, Nirschel and Rosen. The Audit Committee is responsible for overseeing the establishment and maintenance of an effective financial control environment for the Company, for overseeing procedures for evaluating the system of internal accounting control and for evaluating audit performance.
The Compensation Committee is responsible for recommending to the full Board of Directors appropriate compensation levels for all officers of the Company.
The Company does not maintain a nominating committee or a committee performing a similar function and is not required to under SEC or American Stock Exchange rules. The Board of Directors sits as a committee of the whole to consider any recommendations made by shareholders and/or other directors of persons to be directors of the Company. In determining whether to nominate any such person for election by the shareholders, the Board of Directors considers the experience of such person as it relates to the business of the Company, together with such person’s age, reputation and ability to carry out the requirements to serve as a director of the Company.
During the fiscal year ended December 31, 2005, the Board of Directors held seven meetings, the Audit Committee held six meetings and the Compensation Committee held three meetings.
Compensation of Directors
Directors, other than directors who are employed by the Company, received a fee for attendance at each meeting of the Board of Directors, together with related transportation and living expenses. During 2005, the Compensation Committee undertook a review of director compensation and engaged an outside consultant to assist in that process. Based upon the increased responsibilities and time commitments required of Board members and information provided by the consultant regarding director compensation at comparable institutions, the Compensation Committee recommended, and the Board approved, an increase in meeting fees and the payment of a retainer to members of the Board of Directors and its committees not employed by the Company. As approved, commencing May 1, 2005, the outside Directors receive an annual retainer fee of $10,000 payable in quarterly installments and fees per meeting as follows: Board meetings, $1,000; Audit Committee, $750; and Compensation Committee, $500. The maximum fees payable for attendance at Board and committee meetings occurring on the same day is $1,500.
Corporate Governance
The Board of Directors is committed to ethical business practices and believes that strong corporate governance is important to ensure that the Company is managed for the long-term benefit of its shareholders. The Company regularly monitors developments in the area of corporate governance and has implemented a number of best practices, including the following:
Code of Ethics. The Company has adopted a Code of Ethics applicable to all directors, officers and employees, which meets the requirements of a “code of ethics” as defined in Item 406 of Regulation S-K.
Procedures for the Receipt, Retention and Handling of Complaints. The Company maintains procedures for the confidential, anonymous submission by employees of any complaints or concerns about the Company, including complaints regarding accounting, internal accounting controls or auditing matters.
EXECUTIVE COMPENSATION
The following table summarizes the compensation paid or accrued by the Company during the three-year period ended December 31, 2005, to each of its executive officers who earned more than $100,000 in salary and bonus in 2005, for services rendered in all capacities to the Company during 2005.
SUMMARY COMPENSATION TABLE

	Annual Compensation
Name and Principal		Salary and		All Other
Position	Year	Bonus		Compensation[1]

Robert H. Eder, Chairman	2005	$213,050		$—
Capital Properties, Inc.	2004	174,083		—
	2003	171,055		—

Ronald P. Chrzanowski,	2005	174,803		13,110
President	2004	168,467		12,635
Capital Properties, Inc.	2003	165,537		12,415

Barbara J. Dreyer, Treasurer	2005	149,558		11,217
Capital Properties, Inc.	2004	133,650		10,024
	2003	171,159	[2]	12,837

Avery L. Noe, President	2005	130,660		9,800
Capital Terminal Company	2004	126,963		9,522
	2003	120,900		9,068

[1]	Amounts paid directly to the retirement accounts of employees under the Company’s simplified employee pension plan.

[2]	Includes a one-time bonus of $39,833.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
On March 1, 2006, to the best of the Company’s knowledge, no person (including any “group”, as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) was the beneficial owner of more than five percent of the Company’s outstanding common stock, $.01 par value, except as follows:

	Class A
	Number of	Percent
Name and Address	shares held	of Class

Robert H. Eder and Linda Eder	1,726,710[1]	52.3%
120 Sunset Avenue Palm Beach, Florida 33480

Lance S. Gad	191,048	5.9%
1250 Fence Row Drive Fairfield, Connecticut 06430
The following table reflects as of March 1, 2006, the beneficial ownership of shares of Class A Common Stock of the Company by directors, nominees for director and officers of the Company, all shares being owned directly except as otherwise noted:

	Class A
Name of Individual or	Number of		Percent
Identification of Group	shares held		of Class

Ronald P. Chrzanowski	3,725		*
Barbara J. Dreyer	6,600		*
Robert H. Eder	1,726,710	[1]	52.3%
Alfred J. Corso	—
Roy J. Nirschel	—
Avery L. Noe	220		*
Harris N. Rosen	3,060		*
All eight directors and officers as a group	1,740,415		53.5%
*	Less than 1%
During 2005, the Compensation Committee undertook a review of executive compensation and engaged an outside consultant to assist in that process. Based upon this review and upon the recommendations of the Compensation Committee, the Board approved the following annual base salaries effective May 1, 2005: Chairman and Chief Executive Officer ($229,000); President ($175,000); and Treasurer ($155,000).

[1]	Robert H. Eder and Linda Eder are husband and wife. The shares beneficially owned by Mr. and Mrs. Eder as reported herein include 784,869 shares held by the Robert H. Eder 2005 Trust, Stephen J. Carlotti, trustee, which trust is currently revocable by Mr. Eder, 784,869 shares held by the Linda Eder 2005 Trust, Stephen J. Carlotti, trustee, which trust is currently revocable by Mrs. Eder, 78,486 shares held directly by Robert H. Eder and 78,486 shares held directly by Linda Eder.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors and persons who beneficially own more than ten percent of the Company’s common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and any national securities exchange on which the Company’s securities are registered. In 2005, Alfred J. Corso and Roy J. Nirschel failed to timely file Forms 3 in connection with their appointments to the Board of Directors of the Company which occurred on April 26, 2005 and October 25, 2005 respectively. Other than the Forms 3 for Messrs. Corso and Nirschel and based solely on a review of the copies of forms furnished to the Company and written representations from the executive officers and directors of the Company, the Company believes that, during 2005, its executive officers, directors and greater than ten percent beneficial owners complied with all applicable Section 16(a) requirements.
TRANSACTIONS WITH MANAGEMENT
The law firm of Hinckley, Allen & Snyder LLP, of which Stephen J. Carlotti is a partner, provides legal services to the Company. Mr. Carlotti is Secretary of the Company and acts as trustee of the Robert H. Eder 2005 Trust and Linda Eder 2005 Trust which trusts hold in the aggregate greater than 10% of the Company’s outstanding common stock. Subject to the right of each settlor to terminate their respective trusts at time periods set forth in each trust, Mr. Carlotti has the sole right to vote and direct the disposition of the Company’s common stock held in these trusts. The total amount of fees paid to Hinckley, Allen & Snyder LLP for services rendered in the 2005 calendar year were $219,000.
AUDIT COMMITTEE REPORT
The Audit Committee is composed of three directors, all of whom are independent as defined by the American Stock Exchange listing standards. The Board of Directors has determined that Alfred J. Corso is a financial expert as defined in the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Securities and Exchange Commission. The Audit Committee operates under a written charter first adopted and approved by the Board of Directors on July 25, 1995.
Management is responsible for the Company’s internal controls and financial reporting process. The independent auditors are responsible for performing an audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.
The Audit Committee has sole authority to select, evaluate and when appropriate, to replace the Company’s independent auditors. Additionally, and as appropriate, the Audit Committee reviews and evaluates, and discusses and consults with the Company’s management and independent auditors regarding the scope of the audit plan, the results of the audit, the Company’s financial statement disclosure documents, the adequacy and effectiveness of the Company’s accounting and financial controls and changes in accounting principles.
In connection with these responsibilities, the Audit Committee reviewed and discussed the audited consolidated financial statements with management and the Company’s independent auditors, Lefkowitz, Garfinkel, Champi & DeRienzo P.C. The Audit Committee also discussed with such firm the matters required by Statement on Auditing Standards No. 61. The Audit Committee received from Lefkowitz, Garfinkel, Champi & DeRienzo P.C. written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1. The Audit Committee discussed this information with Lefkowitz, Garfinkel, Champi &

DeRienzo P.C. and also considered the compatibility of non-audit services provided by such firm with its independence. Based on the review of the audited consolidated financial statements and these various discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-KSB, to be filed with the SEC.
Audit Committee: Alfred J. Corso, Roy J. Nirschel and Harris N. Rosen.
INDEPENDENT PUBLIC ACCOUNTANTS
The Audit Committee of the Board of Directors has recommended that Lefkowitz, Garfinkel, Champi & DeRienzo P.C., who acted as independent auditors of the accounts of the Company for 2005, be appointed as independent auditors of the accounts of the Company for the year 2006 subject to ratification by the shareholders. The Company has recently been advised by Lefkowitz, Garfinkel, Champi & DeRienzo P.C. that they have no direct financial interest or any material indirect financial interest in the Company, nor have they had any connection during the past three years with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee.
It is expected that a representative of Lefkowitz, Garfinkel, Champi & DeRienzo P.C. will be present at the annual meeting and will be provided the opportunity to make a statement if he so desires and that such representative will be available to respond to appropriate questions.
Audit and Non-Audit Fees:
The aggregate fees for professional services rendered for the Company by Lefkowitz, Garfinkel, Champi & DeRienzo P.C. for fiscal years ended December 31, 2005 and December 31, 2004 are set forth below.

	2005	2004

Audit fees	$88,000	$73,000
Audit-related fees	—	—
Tax fees	17,000	26,000
All other fees	—	—

Total	$105,000	$99,000

Audit Fees for fiscal years ended December 31, 2005 and December 31, 2004 were for professional services rendered for the audits of the Company’s annual financial statements and the reviews of interim financial statements included in the Company’s Quarterly Reports on Form 10-QSB, consents and other assistance required to complete the year end audit of the Company’s financial statements.
Audit-Related Fees for the fiscal years ended December 31, 2005 and December 31, 2004: there were no audit-related fees.
Tax Fees for the fiscal years ended December 31, 2005 and December 31, 2004 were for services related to tax return preparation, tax planning and assistance with an Internal Revenue Service audit.
All Other Fees for the fiscal years ended December 31, 2005 and December 31, 2004: there were no other fees.

The Audit Committee pre-approves all audit and non-audit services provided by the independent auditors prior to the engagement of the independent auditors with respect to such services.
The Audit Committee has determined that the provision of such services is compatible with maintaining Lefkowitz, Garfinkel, Champi & DeRienzo P.C.’s independence.
The Audit Committee recommends the shareholders vote “FOR” such ratification.
FINANCIAL STATEMENTS
A copy of the Company’s annual report to the Securities and Exchange Commission on Form 10-KSB for the year ended December 31, 2005 is enclosed. Such report is not part of this proxy statement.
PROPOSALS FOR 2007 ANNUAL MEETING
The 2007 annual meeting of the shareholders of the Company is scheduled to be held April 24, 2007. If a shareholder intending to present a proposal at that meeting wishes to have a proper proposal included in the Company’s proxy statement and form of proxy relating to the meeting, the shareholder must submit the proposal to the Company not later than November 30, 2006.
OTHER MATTERS
No business other than that set forth in the attached Notice of Meeting is expected to come before the annual meeting, but should any other matters requiring a vote of shareholders arise, including a question of adjourning the meeting, the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of the Company. In the event any of the nominees for the office of director should withdraw or otherwise become unavailable for reasons not presently known, the persons named as proxies will vote for other persons in their place in what they consider the best interests of the Company.

By Order of the Board of Directors STEPHEN J. CARLOTTI Secretary

Dated March 17, 2006

CAPITAL PROPERTIES, INC.
CLASS A COMMON STOCK PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned, a shareholder of Capital Properties, Inc., a Rhode Island corporation, hereby appoints ROBERT H. EDER and STEPHEN J. CARLOTTI, or either of them, the proxies of the undersigned, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote for the undersigned all the Capital Properties, Inc. Class A Common Shares held of record on March 1, 2006 by the undersigned at the Annual Meeting of Shareholders to be held on April 25, 2006 or any adjournment thereof as follows on the reverse side of this proxy card:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE   ☑

1.	ELECTION OF DIRECTORS:

	☐	FOR ALL NOMINEES	☐	Ronald P. Chrzanowski
			☐	Robert H. Eder
			☐	Alfred J. Corso
	☐	WITHHOLD AUTHORITY	☐	Roy J. Nirschel
		FOR ALL NOMINEES	☐	Harris N. Rosen
	☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ☑

2.	RATIFICATION of the appointment of Lefkowitz, Garfinkel, Champi & DeRienzo P.C. as the Company’s independent accountants for the current fiscal year.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.
THE PROXY REPRESENTED BY THIS PROXY CARD, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES LISTED AND FOR EACH OF THE PROPOSALS.
IF BOTH THE PROXIES SHALL BE PRESENT IN PERSON OR BY SUBSTITUTE, EITHER OF THE PROXIES SO PRESENT AND VOTING SHALL HAVE AND MAY EXERCISE ALL THE POWERS HEREBY GRANTED.
Please check here if you plan to attend the meeting    ☐.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.                                                                              ☐

Signature of Shareholder	Signature of shareholder
Date:	Date:

NOTE:	This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.